================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                                   ----------

                  Investment Company Act file number 811-09973

                      Excelsior Venture Investors III, LLC
               (Exact name of registrant as specified in charter)

                               225 High Ridge Road
                               Stamford, CT 06905
               (Address of principal executive offices) (Zip code)

                              Robert F. Aufenanger
                            U.S. Trust Company, N.A.
                               225 High Ridge Road
                               Stamford, CT 06905
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 203-352-4400

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003

                                   ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.
================================================================================

Item 1. Reports to Stockholders.

        ----------------------------------------------------
                                   EXCELSIOR
                          VENTURE INVESTORS III, LLC

        ----------------------------------------------------

                                 ANNUAL REPORT


                               October 31, 2003

                               LETTER TO MEMBERS
--------------------------------------------------------------------------------

Dear Members,

   We are pleased to present the 2003 annual report for Excelsior Venture Investors III, LLC, which is substantially invested in Excelsior Venture Partners III, LLC (the "Fund"), for the fiscal year ended October 31, 2003.

   As we write this letter to you, we believe that the widespread downturn in venture capital is over. The venture capital investing environment has improved materially over the past six months. Both the number of investments and the investment dollars being put to work have increased. While we believe that the telecommunications and data communications sectors will remain challenged for the foreseeable future, we see signs of recovery in information technology. This is driven by improvements in the semiconductor, hardware, and software sub-sectors. Medical technology financings, which had not experienced the challenges of information technology, continue to be robust. Finally, the capital markets, which had been quiet until this year, have now rebounded, providing hope for companies seeking access to capital.

   This rebound comes after a period of immense turmoil. When the Fund was launched in 2001, the venture capital industry was sailing into a "perfect storm." On the business side, information technology spending collapsed, resulting in a virtual shut-down of telecommunications and data communications equipment purchasing. In the capital markets, we experienced a significant and protracted bear market. One of the primary vehicles of emerging-growth company financing, the initial public offering, not only disappeared, but became vilified as being inequitable to many investors and lost favor. Meanwhile, most venture capitalists began turning their attention toward nurturing their investment portfolios in light of reduced capital resources and failing business models. All of this occurred under the backdrop of the "research analyst" scandals, corporate fraud, and other embarrassments to Corporate America.

   The Fund has not been immune to the troubled investment environment. However, we believe that we have maintained a disciplined approach to investing based on solid business fundamentals. We expect most of our investments to not only survive, but to thrive. As you read through the description of the Fund's investments, please note that the portfolio is diversified across industry sectors and by stage of development. It is populated with a mix of companies with proven technologies, as well as those with potentially disruptive technologies targeted towards large developing markets. While the success of some of the companies is predicated on sector recovery, many are leaders or emerging leaders in their business segments today. Most companies have products in the marketplace and are generating revenue. In some cases, the company's products or solutions represent the "best of breed."

   We have sought to take advantage of the drastic and prolonged decline in valuations by (1) investing in those companies which we believe are attractively priced relative to their risk/reward profile, and (2) acquiring more equity in select portfolio companies that we believe will succeed, despite the fact that our original investment may have at least temporarily decreased in value.

   Looking forward, as the portfolio construction phase of the Fund nears completion, we have increased the amount of capital reserves allocated to supporting our investments. Furthermore, we intend to continue to direct the Fund's resources toward those companies where we believe the greatest potential for success exists, while minimizing the resources allocated to those investments with limited potential to succeed. In some cases, these distinctions are subtle and are subject to judgment, especially with the pronounced business volatility of the technology sector, which has forced us to assess the likelihood of a portfolio company's ability to recover within the framework of a normalized business environment.

   During the past year, we invested in two new companies, Datanautics, Inc. and Gyration, Inc. In addition, we have participated in follow-on investments in several portfolio companies. We also wrote off three direct portfolio company investments, although two of the companies remain operational. Finally, we committed to invest in three new funds, Burrill Life Sciences Capital Fund, CMEA Ventures VI, L.P. and Valhalla Partners, L.P. In total, our portfolio currently consists of twenty active direct investments, diversified across the communications, information services, information technology and life sciences sectors, and eight fund investments, focused primarily on information technology and life sciences.

   We are excited about the long-term prospects of our direct investment portfolio, as well as our selection of fund investments. Overall, we believe the portfolio is well-positioned to create value for our investors. The Fund's individual investments are summarized below.

   Investments Held -- Private

    . Adeza Biomedical Corporation, Sunnyvale, CA, develops, manufactures, and markets diagnostic products for women's reproductive healthcare. Through September 2003, Adeza has had six consecutive quarters of profitability and over 50% year-to-year revenue growth. The company's primary focus is on proprietary diagnostic tests to help physicians and patients determine the likelihood of pre-term delivery. The company's product, the ffN test, is considered the "Gold Standard of care" by the American College of Obstetricians and Gynecologists, and is now used in over 1000 U.S. hospitals. The company is developing several other products, including those addressing infertility and cancer detection. The Fund invested $3.0 million in September 2001. Enterprise Partners, and Sprout Asset Management are also investors in Adeza.

    . Archemix Corporation, Cambridge, MA, seeks to discover aptamer-based therapeutics in the inflammation and oncology areas using proprietary selected nucleic acid technology. The company expects to have its first product in clinical trials in 2004. In 2003, the company brought on a world class biotechnology entrepreneur, Errol De Souza, to further advance the company's development. The Fund's investment was staged into three tranches. The first tranche of $0.6 million was invested in August 2002 and the second tranche of $0.7 million was drawn in January 2003. Subsequent to the fiscal year-end, the third tranche of $0.7 million was invested in November 2003. Schroder Ventures Life Sciences, Atlas Venture, Prospect Venture Partners, Care Capital, MDS Capital, and POSCO Bio Venture also invested in Archemix.

    . Datanautics, Inc., Fremont, CA, develops and markets web analytics and data management software that provides detailed information about visitors on a corporate or commerce website, including paths taken and usage behavior. This technology allows for more effective online merchandising and marketing. Currently, the company has over forty active customers including Citibank, Knight Ridder, and Macy's. The Fund invested $0.5 million in August 2003 and $3.5 million in September 2003.

    . Ethertronics, Inc., San Diego, CA, develops and manufactures embedded antennas for personal mobile devices. Its internal antenna technologies significantly enhance the signal quality, increase the range, and help extend the battery life of mobile devices. Embedded antennas are used by mobile phone, PDA, laptop, GPS, Bluetooth and Wireless LAN device manufacturers. In 2003, Ethertronics had a number of key design wins. The Fund initially invested $3.5 million in June 2001, and invested an additional $1.2 million in the company in September 2002 and $1.0 million in July 2003. Sevin Rosen is a co-investor in Ethertronics.

    . Genoptix, Inc., San Diego, CA, is developing a personalized medicine diagnostics platform using a proprietary laser-based platform for analyzing, sorting and manipulating living cells without the need for any dyes or labels. The company is also creating diagnostics at the cellular level, addressing the personalized medical trend. The Fund invested $2.5 million in December 2001 and has invested an additional $0.4 million in July 2003 and $0.3 million in September 2003. Other investors include Alliance Technology Ventures, Enterprise Partners, Lotus Biosciences Investment Holdings, and Tullis-Dickerson & Co., Inc.

    . Gyration, Inc., Saratoga, CA is a manufacturer and marketer of high-end wireless accessories for computers, multi-media, and home entertainment segments using patented gyroscope technology. The company's products are carried by major retailers such as Best Buy, Staples, Circuit City, Office Depot, Office Max and others. The Fund made an initial investment of $4.0 million in March 2003. Subsequent to the fiscal year-end, the Fund invested an additional $2.8 million in Gyration as an extension of the original financing round. Other investors include Huntington Ventures and NY Life Capital Partners.

    . LightConnect, Inc., Newark, CA, designs and manufactures MEMS (micro electro-mechanical systems) components for optical networks. LightConnect's product is meeting the need for configurability in optical networks by enabling rapid dynamic bandwidth and circuit provisioning. The Fund invested $5.0 million in LightConnect in July 2001 and made a $1.0 million follow-on investment in December 2002. The other investors in LightConnect are Sevin Rosen, Incubic, Morgenthaler, and US Venture Partners.

    . LogicLibrary, Inc., Pittsburgh, PA, is a provider of software and services that help enterprises develop better software applications and integrate them faster. The company's patent-pending technology provides software development organizations with comprehensive, intuitive tools for effectively and efficiently capturing, understanding, leveraging and managing their software development assets. In 2003, the Company entered into a partnership with Microsoft. The Fund invested $2.0 million in LogicLibrary in January 2002 and invested an additional $0.7 million in August 2003. Birchmere Ventures, Novak Biddle Venture Partners, and The Future Fund also invested in the company.

    . Monterey Design Systems, Inc., Sunnyvale, CA, develops advanced physical design software solutions for the semiconductor industry. Leading semiconductor companies have adopted Monterey's products to dramatically increase their design productivity. The Fund invested $3.0 million in the company in December 2001, and made a follow-on investment in the amount of $4.8 million in the company in June 2003. Other investors include Sevin Rosen Funds, US Venture Partners, Rho Capital Partners, Vertex Partners, Information Technology Ventures, and LSI Logic.

    . NanoOpto Corporation, Somerset, NJ, is a designer and manufacturer of integrated optical components using nanotechnology manufacturing technology platforms. The company is replacing today's discrete, costly, space-hungry bulk optics with a coherent family of functional optical building blocks called Modular Nano-Optics. The Fund initially invested $2.0 million in NanoOpto in October 2001, and has followed on with two additional $0.2 million investments in March 2002 and September 2003. Bessemer Venture Partners, Morgenthaler, and New Enterprise Associates are co-investors in NanoOpto.

    . NetLogic Microsystems, Inc., Mountain View, CA, defines, designs, and markets highly differentiated data plane solutions that enable the global infrastructure of networking and optical communications to achieve the highest performance and functionality. NetLogic also provides multi-processor search interfaces and software drivers that accelerate design and development of leading-edge networking equipment. In 2003, the company had design wins and is shipping product to several large data communications suppliers. The Fund invested $5.0 million in August 2001 in NetLogic Microsystems. Sevin Rosen is a co-investor in NetLogic Microsystems.

    . OpVista, Inc., Irvine, CA, develops, markets and manufactures Dense Wavelength Division Multiplexing (DWDM)-based optical networking equipment for deployment in long haul, regional metro networks carriers, and cable companies. OpVista's ultra-DWDM products allow service providers to build flexible, scalable, and cost-effective networks while seamlessly integrating legacy networks. The company's products are being successfully used by Time Warner cable. The Fund invested $4.0 million in OpVista in July 2001 and subsequently, a follow-on investment in the amount of $2.5 million was made in September 2003. Sevin Rosen and Incubic are investors in OpVista.

    . Pilot Software, Inc., Mountain View, CA, develops and markets enterprise business performance management and business intelligence analytics software. Pilot currently has over 400 active customers including several Global 1000 companies such as United States Government GSA, Swiss Life, Nokia, and Noro Nordisk. The Fund's initial investment of $3.0 in May 2002 was followed by a $1.0 million investment in April 2003. Other investors include G51.

    . Senomyx, Inc., La Jolla, CA, seeks to be the leader in discovering new and improved proprietary flavor and fragrance molecules for use in a wide range of consumer products. The Company has four strategic collaborations with Coca Cola, Nestle, Kraft Foods, and Campbell Soup. The Fund invested $1.5 million in Senomyx in November 2001. Other investors include Prospect Venture Partners, Rho Ventures, Merrill Lynch, Avalon Ventures, Domain Associates, and Bay City Capital.

    . Silverback Systems, Inc., Campbell, CA, provides silicon and software solutions that enable IP-based storage area networks and data center systems. Initially, the Fund invested $1.4 million in

       Silverback in February 2002. Subsequent rounds of financing include a $1.5 million follow-on investment in March 2003, and a $1.5 million follow-on investment in September 2003. Other investors include J.P. Morgan Partners, Newbury Ventures, Pitango Venture Capital, and Gemini Israel Funds.

    . Tensys Medical, Inc., San Diego, CA, has developed and is commercializing the first practical, continuous, non-invasive arterial blood pressure monitoring system used in the surgical environment. Since the company's product launch in May 2003, the company has over forty hospitals as customers including Northwestern University, MD Anderson, and Stanford University. The Fund invested $5.0 million in Tensys in March 2002. Other investors include Crosspoint Venture Partners, Enterprise Partners, Versant Ventures, and Sofinnova Ventures.

    . Virtual Silicon Technology, Inc., Sunnyvale, CA, is a supplier of semiconductor intellectual property and process technology to manufacturers and designers of systems-on-chip. Virtual Silicon has licensed and delivered its Silicon Ready(R) library products to hundreds of customers including semiconductor manufacturers, foundries, ASSP designers, and systems developers. The Fund invested $5.0 million in the company in December 2001. Infinity Capital, Walden International, Gemini Investors, Pacific Venture Group, and SCP Private Equity Partners are also investors in Virtual Silicon.

   Investments Held -- Third-Party Investment Funds

   We consider the managers of our third-party investment funds to be experienced, value-added investors. Although the private funds are still in the investment phase of their life cycle, we are optimistic they will generate attractive returns for the Fund in the coming years.

    . Advanced Technology Ventures VII, L.P. ("ATV") is a $700 million venture capital fund targeting varied-stage information technology, communications and life sciences companies. As of October 31, 2003, ATV has drawn 20% of the Fund's $3 million capital commitment, and is being carried at a value of $0.5 million.

    . Burrill Life Sciences Capital Fund ("Burrill") is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2003, Burrill has drawn 10% of the Fund's $3 million capital commitment, and is being carried at a value of $0.2 million.

    . CHL Medical Partners II, L.P. ("CHL") is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2003, CHL has drawn 25% of the Fund's $2 million capital commitment, and is being carried at a value of $0.4 million.

    . CMEA Ventures VI, L.P. ("CMEA") is a $100 million venture capital fund targeting both early life science and information technology companies. The Fund committed $3 million in September 2003, but as of October 31, 2003, CMEA has not called capital to make an investment.

    . Morgenthaler Venture Partners VII, L.P. ("Morgenthaler") is an $850 million venture capital fund targeting varied-stage information technology, communications, and health care companies. As of October 31, 2003, Morgenthaler has drawn 30% of the Fund's $3 million capital commitment, and is being carried at a value of $0.7 million.

    . Prospect Venture Partners II, L.P. ("Prospect") is a $500 million venture capital fund targeting varied-stage life sciences companies. As of October 31, 2003, Prospect has drawn 33% of the Fund's $3 million capital commitment, and is being carried at a value of $0.8 million.

    . Tallwood II, L.P. ("Tallwood") is a $150 million venture capital fund established to invest in attractive early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2003, Tallwood has drawn 15% of the Fund's $3 million capital commitment, and is being carried at a value of $0.3 million.

    . Valhalla Partners, L.P. ("Vahalla") is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2003, Valhalla has drawn 4% of the Fund's $3 million capital commitment, and is being carried at a value of $0.1 million.

   Investments Written Off

    . Ancile Pharmaceuticals, Inc., San Diego, CA, was a specialized pharmaceutical company focusing on the development and commercialization of prescription botanical drugs for major chronic disease conditions. In 2003, the data for Ancile Phase IIb trial did not show clear efficacy. As a result, the investors chose not to continue funding the company. On August 1, 2003, Ancile voluntarily executed a General Assignment for the Benefit of Creditors to the San Diego Credit Association for the purpose of conducting an orderly corporate liquidation. The Fund invested a total of $3.9 million in Ancile in November 2001, October 2002 and January 2003. Morgenthaler Venture Partners and Domain Associates were also investors in the company.

    . Cenquest, Inc., Portland, OR, is an intermediary provider of accredited business and management degree programs to large corporations. The Fund has written off its $2.0 million investment, made in July 2001, in Cenquest because of the company's changing business model and limited prospects.

    . MIDAS Vision Systems, Inc., Foxboro, MA, is a developer of automated optical inspection systems for advanced substrates and microelectronics packaging industries. The company has been unable to reverse sales declines and as a result, the Fund has written off its $5.1 million investment, made in December 2001 and March 2003, in MIDAS Vision. North Atlantic Capital Corporation, PNC Technology Investors, and SpaceVest are also investors in MIDAS Vision.

   We are pleased with how the portfolio has developed, and its ability to weather the extremely challenging business environment and capital markets of the past few years. As the technology markets emerge from the economic downturn, we are optimistic about the Fund's prospects and are committed to working toward generating long-term capital appreciation for our Members.

Respectfully submitted,

             /s/ David Fann             /s/ Douglas Lindgren
             David Fann                 Douglas Lindgren
             Co-Chief Executive         Co-Chief Executive
             Officer and President      Officer and Chief
                                        Investment Officer

Excelsior Venture Investors III, LLC
Portfolio of Investments
October 31, 2003




                                                                                   Value
  Units                                                                           (Note 1)
  -----                                                                         -----------
INVESTMENT PARTNERSHIP -- 99.55%
 187,409  Excelsior Venture Partners III, LLC (Cost $93,704,499)............... $77,740,266
                                                                                -----------

Principal
 Amount
---------
AGENCY OBLIGATIONS -- 0.48%
$375,000  Federal Home Loan Bank Discount Notes, 0.95%, 11/5/03 (Cost $374,960)     374,960
                                                                                -----------
TOTAL INVESTMENTS (Cost $94,079,459) -- 100.03%................................  78,115,226
OTHER ASSETS & LIABILITIES (NET) -- (0.03)%....................................     (22,055)
                                                                                -----------
NET ASSETS -- 100.00%.......................................................... $78,093,171
                                                                                ===========

Statement of Assets and Liabilities
October 31, 2003


ASSETS:
  Investments (Cost $94,079,459) (Note 1)................................... $ 78,115,226
  Cash......................................................................       56,309
  Other assets..............................................................           45
                                                                             ------------
   Total Assets.............................................................   78,171,580

LIABILITIES:
  Administration fees payable (Note 2)......................................       24,584
  Professional fees payable.................................................       24,397
  Board of Managers' fees payable (Note 2)..................................       11,000
  Management fees payable (Note 2)..........................................           89
  Other payables............................................................       18,339
                                                                             ------------
   Total Liabilities........................................................       78,409
                                                                             ------------
NET ASSETS.................................................................. $ 78,093,171
                                                                             ============
NET ASSETS consist of:
  Paid-in capital........................................................... $ 91,686,097
  Unrealized (depreciation) on investments..................................  (13,592,926)
                                                                             ------------
Total Net Assets............................................................ $ 78,093,171
                                                                             ============
Units of Membership interests outstanding (no par value, 400,000 authorized)      189,809
                                                                             ------------
NET ASSET VALUE PER UNIT.................................................... $     411.43
                                                                             ============
                                                                             ------------


 See accompanying Notes and attached Financial Statements of Excelsior Venture
                               Partners III, LLC

Excelsior Venture Investors III, LLC
Statement of Operations
For the year ended October 31, 2003



NET INVESTMENT (LOSS) ALLOCATED FROM PORTFOLIO (Note 1):
  Interest income......................................................... $    529,075
  Dividend income.........................................................        7,315
  Expenses................................................................   (1,855,025)
                                                                           ------------
   Net investment (loss) from Portfolio...................................   (1,318,635)
                                                                           ------------
FUND INVESTMENT INCOME:
  Interest income.........................................................        5,949
  Dividend income.........................................................           24
                                                                           ------------
   Total Fund Investment Income...........................................        5,973
                                                                           ------------
FUND EXPENSES:
  Administration fees (Note 2)............................................      130,000
  Printing fees...........................................................       15,000
  Professional fees.......................................................       13,500
  Board of Managers' fees (Note 2)........................................       11,000
  Management fees (Note 2)................................................          408
  Miscellaneous expenses..................................................        3,183
                                                                           ------------
   Total Fund Expenses....................................................      173,091
                                                                           ------------
NET INVESTMENT (LOSS).....................................................   (1,485,753)
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM
 PORTFOLIO (Note 1):
  Net realized gain on investments........................................           25
  Net change in unrealized (depreciation) on investments..................   (8,862,306)
                                                                           ------------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO   (8,862,281)
                                                                           ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................... $(10,348,034)
                                                                           ============



 See accompanying Notes and attached Financial Statements of Excelsior Venture
                               Partners III, LLC

Excelsior Venture Investors III, LLC
Statements of Changes in Net Assets




                                                               Year Ended       Year Ended
                                                            October 31, 2003 October 31, 2002
                                                            ---------------- ----------------
OPERATIONS:
  Net investment (loss)....................................   $ (1,485,753)    $(1,061,231)
  Net realized gain on investments.........................             25             485
  Net change in unrealized (depreciation) on investments...     (8,862,306)     (3,978,837)
                                                              ------------     -----------
   Net (decrease) in net assets resulting from operations..    (10,348,034)     (5,039,583)
                                                              ------------     -----------
Net (Decrease) in Net Assets...............................    (10,348,034)     (5,039,583)

NET ASSETS:
  Beginning of year........................................     88,441,205      93,480,788
                                                              ------------     -----------
  End of year..............................................   $ 78,093,171     $88,441,205
                                                              ============     ===========


 See accompanying Notes and attached Financial Statements of Excelsior Venture
                               Partners III, LLC

Excelsior Venture Investors III, LLC
Statement of Cash Flows
For the year ended October 31, 2003




CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (Decrease) in Net Assets Resulting from Operations............................................... $(10,348,034)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
  Net investment loss allocated from Excelsior Venture Partners III, LLC...............................    1,318,635
  Net realized gain allocated from Excelsior Venture Partners III, LLC.................................          (25)
  Change in unrealized depreciation on investments allocated from Excelsior Venture Partners III, LLC..    8,862,306
  Net decrease in short term investments...............................................................      250,170
  Decrease in interest receivable......................................................................           45
  Increase in other assets.............................................................................          (16)
  Decrease in management fees payable..................................................................          (42)
  Decrease in other expenses payable...................................................................      (27,547)
                                                                                                        ------------
   Net cash provided by operating activities...........................................................       55,492
                                                                                                        ------------
   Net increase in cash................................................................................       55,492
    Cash at beginning of year..........................................................................          817
                                                                                                        ------------
    Cash at end of year................................................................................ $     56,309
                                                                                                        ============


 See accompanying Notes and attached Financial Statements of Excelsior Venture
                               Partners III, LLC

Excelsior Venture Investors III, LLC
Financial Highlights -- Selected Per Unit Data and Ratios




                                                                                             April 6, 2001
                                                                                            (Commencement of
                                                        Year Ended          Year Ended       Operations) to
                                                    October 31, 2003(4) October 31, 2002(4) October 31, 2001
                                                    ------------------- ------------------- ----------------
Per Unit Operating Performance:(1)
NET ASSET VALUE, BEGINNING OF PERIOD...............       $465.95             $492.50           $500.00
  Deduction of offering costs from contributions...            --                  --             (1.39)

INCOME FROM INVESTMENT OPERATIONS:
  Net Investment (Loss)............................         (7.83)              (5.59)            (0.64)
  Net Realized and Unrealized (Loss) on Investment
   Transactions....................................        (46.69)             (20.96)            (3.96)
                                                          -------             -------           -------
   Total from Investment Operations................        (54.52)             (26.55)            (4.60)
                                                          -------             -------           -------

DISTRIBUTIONS:
  In Excess of Investment Income...................            --                  --             (1.51)
                                                          -------             -------           -------
   Total Distributions.............................            --                  --             (1.51)
                                                          -------             -------           -------
NET ASSET VALUE, END OF PERIOD.....................       $411.43             $465.95           $492.50
                                                          =======             =======           =======
TOTAL NET ASSET VALUE RETURN(6)....................        (11.70)%             (5.39)%           (0.92)%(3)
                                                          =======             =======           =======

RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's)................       $78,093             $88,441           $93,481
  Ratios to Average Net Assets:
   Gross Expenses..................................         2.46 %              2.62 %             0.47%(2)
   Net Expenses....................................         2.46 %               2.38%(5)          0.47%(2)
   Net Investment (Loss)...........................         (1.81)%             (1.16)%           (0.13)%(2)
  Portfolio Turnover Rate..........................         0.00 %              0.00 %            0.00 %

(1)Selected data for a unit of membership interest outstanding throughout each period.
(2)Annualized.
(3)Not annualized.
(4)Implementation of new accounting provisions resulted in changes in the methodology of the calculations. See Note 1E for further discussion.
(5)Net of expense reversals.
(6)Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period and assumes dividends and distributions, if any, were reinvested. The Fund's units were issued in a private placement and are not traded. Therefore market value total investment return is not calculated.


 See accompanying Notes and attached Financial Statements of Excelsior Venture
                               Partners III, LLC

                     EXCELSIOR VENTURE INVESTORS III, LLC

                         NOTES TO FINANCIAL STATEMENTS

                               October 31, 2003

Note 1 -- Significant Accounting Policies

   Excelsior Venture Investors III, (the "Fund") is a non-diversified, closed end management investment company which has registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund was established as a Delaware limited liability company on June 1, 2000. The Fund commenced operations on April 6, 2001. The Fund sold 189,809 units via a public offering which closed on May 11, 2001.

   The Fund intends to achieve its investment objective of long-term capital appreciation by investing its assets primarily in Excelsior Venture Partners III, LLC (the "Portfolio"), a separate, closed-end, non-diversified investment company that has elected to be treated as a business development company or "BDC" under the Investment Company Act. The Fund and Portfolio share substantially the same investment objectives and policies.

   Costs incurred in connection with the initial offering of units of the Fund during the period ended October 31, 2001 totaled $263,899. Each member's pro rata share of these costs was deducted from his, her or its initial capital contribution.

   The following is a summary of the Fund's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles in the United States require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The performance of the Fund is directly affected by the performance of the Portfolio, and the accounting policies of the Portfolio (such as valuation of investments of the Portfolio) will affect the Fund. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   A. Investment Valuation:

      The valuation of the Fund's assets is dependent on the valuation of the Portfolio's investment securities. Because the Fund invests its assets in interests of the Portfolio, the Fund's net asset value will reflect the fair value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities). As of October 31, 2003, the value of the Fund's investment in the Portfolio was $77,740,266 and represented an ownership of 63.48% of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      The Fund values portfolio securities quarterly and at other such times as, in the Board of Managers' view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price may be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board or both under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost, which approximates market value.

      The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company's securities, the market prices for similar securities of comparable companies, an assessment of the investee company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

      The Fund's interest in the Portfolio is non-transferable and cannot be sold or redeemed. The duration of the Portfolio is ten years (subject to two 2-year extensions) from the final subscription closing (May 11, 2001), at which time the affairs of the Portfolio will be wound up and its net assets distributed pro rata to its members. However, the Portfolio expects to make periodic pro rata distributions from realized gains earned during the life of the Portfolio. Any distributions received by the Fund will be distributed pro rata to the members of the Fund.

   B. Security transactions and investment income:

      The Fund records its proportionate share of the Portfolio's income, expense and net realized and unrealized gain (or loss).

      The unrealized gain or loss on investments which is included in the "Net Assets consist of" section in the statement of assets and liabilities reflects the Fund's allocated share of the Portfolio's unrealized gain
   (loss) on investments and the unrealized gain (loss) of the Fund's other investments. However, the total unrealized gain (loss) on the Fund's investment in the Portfolio includes cumulative allocated net investment loss and net realized gain of ($2,371,818) and $510, respectively, which are included in the Fund's Paid-In Capital.

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Fund interest income, adjusted for amortization of premiums and discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Fund dividend income is recorded on the ex-dividend date. The Fund accrues its own expenses.

   C. Distributions:

      The Fund will distribute all cash that the Fund's Investment Adviser does not expect to use in the operation of the Fund. Due to the nature of the Portfolio's investments, investors should not expect distributions of cash or property during the first several years of the Fund's operations.

   D. Income Taxes:

      Currently, under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for Federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense.

      In accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies", the Fund reclassified ($2,955,014) and $510 from accumulated net investment loss and accumulated net realized gain, respectively, to Paid-in Capital. This reclassification was to reflect, as an adjustment to Paid-in Capital, the amounts of taxable income or loss that have been allocated to the members and had no effect on net assets.

      The cost of the Fund's investment in the Portfolio for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 by the Portfolio. As of October 31, 2003, the Fund has not received information to determine the tax cost of the Portfolio as of October 31, 2003. Accordingly, the Fund is not able to determine its unrealized gain or loss on investments on a tax basis.

   E. Other:

      In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund adopted the provisions of the Guide as required on November 1, 2001. As a result of requirements in the Guide, the Statement of Operations reflects separately the Fund's allocations of income, operating expenses, net realized gains or losses and change in unrealized appreciation or depreciation on investments as allocated from the Portfolio. Although the changes required by the Guide have no impact on net assets, net asset value or total net asset value return, the components of per unit operating performance and the ratios of expenses to average net assets and net investment loss to average net assets in the Financial Highlights would have been different had the requirements of the Guide not been implemented. As directed by the Guide, the financial highlights for the period ended October 31, 2001 have not been retroactively adjusted to conform to the Guide's new requirements.

      The Fund bears all of the costs of its operations.

Note 2 -- Investment Advisory Fee and Related Party Transactions

   U.S. Trust Company served during the reporting period as Investment Adviser to both the Fund and the Portfolio pursuant to separate Investment Advisory agreements with the Fund and the Portfolio.

United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company, N.A. served as Investment Sub-Advisers to the Portfolio pursuant to Investment Sub-Advisory Agreements with the Investment Adviser and the Portfolio. U.S. Trust Company, N.A. served as Investment Sub-Adviser to the Fund pursuant to an Investment Sub-Advisory Agreement with the Investment Adviser and the Fund. U.S. Trust Company was responsible for investing assets not invested in the Portfolio. In return for its services and expenses which U.S. Trust Company assumed under the Investment Advisory Agreement, the Fund paid U.S. Trust Company an advisory fee equal to an annual rate equal of 0.1% of the Fund's average quarterly net assets that are not invested in the Portfolio, determined as of the end of each fiscal quarter. Any Fund assets invested in the Portfolio will not be subject to an advisory fee paid by the Fund, however, the Fund will be allocated its pro rata share of the management fee expense paid by the Portfolio via distributions from the Portfolio. Through the fifth anniversary of the Portfolio's final subscription closing date on May 11, 2001, the Portfolio will pay U.S. Trust Company a management fee at an annual rate equal to 2.00% of the Portfolio's average net assets, determined as of the end of each fiscal quarter, and 1.00% of net assets thereafter. Pursuant to the Investment Sub-Advisory Agreements, U.S. Trust Company paid investment management fees to U.S. Trust NY and U.S. Trust Company, N.A. for services provided to the Portfolio, and paid investment management fees to U.S. Trust Company, N.A. for services provided to the Fund. As of October 31, 2003, $89 was payable to the Investment Adviser.

   In addition to the management fee, U.S. Trust Company is entitled to allocations and distributions equal to the Incentive Carried Interest on the Portfolio's Direct Investments. The Incentive Carried Interest is an amount equal to 20% of the cumulative realized capital gains on all Direct Investments, determined net of cumulative realized capital losses and current net unrealized depreciation on all of the Portfolio's investments and cumulative net expenses of the Portfolio. Direct Investments means the Portfolio's investments in domestic and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors and negotiated private investments in public companies. The Incentive Carried Interest will be determined annually as of the end of each calendar year. As of, and for the year ended, October 31, 2003, there was no Incentive Carried Interest earned by the Investment Adviser.

   U.S. Trust NY is a New York state-chartered bank and trust company and a member of the Federal Reserve System. Effective June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A., a nationally chartered bank. As a result, U.S. Trust Company, N.A., acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, serves as Investment Adviser to the Fund and the Portfolio. Pursuant to an assumption agreement dated June 1, 2003, U.S. Trust Company, N.A. has assumed the duties and obligations of U.S. Trust Company under the Agreement. The merger has no impact on the management or operations of the investment advisory functions performed for the Fund or the Portfolio, and does not constitute a change in control. U.S. Trust NY and U.S. Trust Company, N.A. are each a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is an indirect wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund and the Portfolio retain PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc., as administrator, accounting and investor servicing agent. In addition, PFPC Trust Company serves as the Fund's custodian, and PFPC serves as transfer agent. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly assets subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $15,000 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. The Portfolio pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $15,000 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. In order to eliminate members from paying duplicative expenses, assets of the Fund which are invested in the Portfolio are excluded from the Fund's asset based fee.

   Charles Schwab & Co., Inc. (the "Distributor"), the principal subsidiary of Schwab, serves as the Fund's distributor for the offering of units. U.S. Trust Company paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. U.S. Trust Company or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Fund by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees exceeding 6.5% of the gross proceeds received by the Fund from its offering.

   Each member of the Board of Managers receives $750 annually and $500 per Fund meeting and is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund. The Board of Managers of the Fund consists of the same persons as the Board of Managers of the Portfolio.

Note 3 -- Investments in Excelsior Venture Partners III, LLC

   As of October 31, 2003, the Fund's interest in the following companies through direct investment and its investment in the Portfolio represented 5% or more of the total net assets:

                                                                    Percentage
                                                                    of Fund's
 Portfolio Investments                                  Fair Value  Net Assets
 ---------------------                                  ----------- ----------
 Agency Obligations
 Federal Home Loan Bank Discount Notes, 0.95%, 11/05/03 $34,017,549   43.56%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Members and Board of Managers
Excelsior Venture Investors III, LLC

   We have audited the accompanying statement of assets and liabilities of Excelsior Venture Investors III, LLC (the "Fund"), including the portfolio of investments, as of October 31, 2003, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC at October 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
December 22, 2003

Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

                                                                                                             Number of
                                                                                                             Portfolios
                                        Term of                                                              in Fund
                          Position(s)   Office and                                                           Complex
                          Held with     Length of                                                            Overseen
Name, Address and Age     the Fund      Time Served Principal Occupation During Past Five Years              by Manager
---------------------     --------      ----------- -------------------------------------------------------- ----------
                                                Disinterested Managers

Mr. Gene M. Bernstein, 56 Manager and   Since Fund  Director of NIC Holding Corp; Dean of the Skodneck           5
United States Trust       Member of the inception   Business Development Center at Hofstra University
 Company of New York      Audit and                 from 2000-2001; prior to that Mr. Bernstein was
114 West 47th Street      Valuation                 President and Vice Chairman at Northville Industries, a
New York, NY 10036        Committees                petroleum marketing, distribution, trading and storage
                                                    company and wholly-owned subsidiary of NIC Holding
                                                    Corp. Mr. Bernstein serves as a director or manager of
                                                    UST Private Equity Investors Fund, Inc., Excelsior
                                                    Private Equity Fund II, Inc., Excelsior Venture Partners
                                                    III, LLC, Excelsior Venture Investors III, LLC and the
                                                    Excelsior Directional Hedge Fund of Funds, LLC.

Mr. Victor F. Imbimbo, 51 Manager and   Since Fund  Since October 2002, Mr. Imbimbo has been head of             5
United States Trust       Member of the inception   healthcare marketing in the United States for TBWA, a
 Company of New York      Audit and                 global marketing agency. Prior to this, he was with
114 West 47th Street      Valuation                 Bedrock Communications, Inc., a consulting company
New York, NY 10036        Committees                addressing the merger of traditional and digital
                                                    communications solutions. Mr. Imbimbo serves as a
                                                    director or manager of UST Private Equity Investors
                                                    Fund, Inc., Excelsior Private Equity Fund II, Inc.,
                                                    Excelsior Venture Partners III, LLC, Excelsior Venture
                                                    Investors III, LLC and the Excelsior Directional Hedge
                                                    Fund of Funds, LLC.

Mr. Stephen V. Murphy, 58 Manager and   Since Fund  President of S.V. Murphy & Co., an investment banking        5
United States Trust       Member of the inception   firm. Mr. Murphy serves as a director or manager of
 Company of New York      Audit and                 UST Private Equity Investors Fund, Inc., Excelsior
114 West 47th Street      Valuation                 Private Equity Fund II, Inc., Excelsior Venture Partners
New York, NY 10036        Committees                III, LLC, Excelsior Venture Investors III, LLC and the
                                                    Excelsior Directional Hedge Fund of Funds, LLC.

                                                  Interested Manager

Mr. John C. Hover II, 60  Manager and   Since Fund  Executive Vice President of U.S. Trust (retired since        4
United States Trust       Chairman of   inception   1998). Mr. Hover serves as chairman of the board of
 Company of New York      the Board                 directors or managers of UST Private Equity Investors
114 West 47th Street                                Fund, Inc., Excelsior Private Equity Fund II, Inc.,
New York, NY 10036                                  Excelsior Venture Partners III, LLC and Excelsior
                                                    Venture Investors III, LLC.

Mr. Hover is considered an "interested person", as defined by the 1940 Act, of the Fund due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

None of the Fund's managers serves as a director for any public company outside the Fund Complex.

Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the officers of the Fund is set forth below.

                              Position(s) Held   Length of
Name, Address and Age         with the Fund      Time Served Principal Occupation During Past Five Years
---------------------         -------------      ----------- -------------------------------------------------------
Mr. Robert Aufenanger, 50     Treasurer             Since    Senior Vice President, U.S. Trust; prior to U.S. Trust,
U.S. Trust Company                               April, 2003  Mr. Aufenanger worked as a consultant to various
225 High Ridge Road                                           clients in the fund industry and prior to this was
Stamford, CT 06905                                            Chief Financial Officer for Icon Holdings Corp.

Ms. Cynthia Englert, 39       Chief                 Since    Vice President, U.S. Trust; prior to U.S. Trust, Ms.
U.S. Trust Company            Administrative     September,   Englert held positions in finance at Whitney & Co.
225 High Ridge Road           Officer and           2001      and Greenwich Capital Markets, Inc.
Stamford, CT 06905            Secretary

Mr. David I. Fann, 39         President and      Since Fund  Managing Director, U.S. Trust
U.S. Trust Company, N.A.      Co-Chief            inception
5 Palo Alto Square, 9th Floor Executive
3000 Camino Real              Officer
Palo Alto, CA 94306

Mr. Lee A. Gardella, 36       Senior Vice        Since Fund  Senior Vice President, U.S. Trust
U.S. Trust Company            President           inception
225 High Ridge Road
Stamford, CT 06905

Mr. Douglas A. Lindgren, 42   Co-Chief           Since Fund  Managing Director, U.S. Trust
U.S. Trust Company            Executive Officer   inception
225 High Ridge Road           and Chief
Stamford, CT 06905            Investment Officer

Mr. Raghav V. Nandagopal, 41  Senior Vice        Since Fund  Senior Vice President, U.S. Trust; prior to U.S. Trust,
U.S. Trust Company            President           inception   Mr. Nandagopal held positions at McKinsey &
225 High Ridge Road                                           Company and AT&T Capital
Stamford, CT 06905

Mr. James F. Rorer, 33        Vice President     Since Fund  Vice President, U.S. Trust; prior to U.S. Trust, Mr.
U.S. Trust Company                                inception   Rorer worked at Bain & Company
225 High Ridge Road
Stamford, CT 06905

All officers of the Fund are employees and/or officers of the Investment
Adviser.

Officers of the Fund are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Fund and is available without charge, upon request by calling (302) 791-2220.

                                   EXCELSIOR
                           VENTURE PARTNERS III, LLC

                                 ANNUAL REPORT

                               October 31, 2003

Excelsior Venture Partners III, LLC
Portfolio of Investments October 31, 2003



  Principal                                                                             Acquisition
Amount/Shares                                                                             Date##     Value (Note 1)
-------------                                                                          ------------- --------------
AGENCY OBLIGATIONS -- 43.27%
 $53,000,000  Federal Home Loan Bank Discount Notes 0.95%, 11/05/03 (Cost $52,994,406)               $  52,994,406
                                                                                                     -------------
PRIVATE COMPANIES **, #, @ -- 51.37%
  Common Stocks -- 0.00%
   Capital Equipment -- 0.00%
     157,396  MIDAS Vision Systems, Inc...............................................     03/03                --
                                                                                                     -------------
   Life Sciences -- 0.00%
      46,860  Genoptix, Inc...........................................................     07/03                --
                                                                                                     -------------
   Semiconductor -- 0.00%
     708,955  Monterey Design Systems, Inc............................................     06/03                --
                                                                                                     -------------
              TOTAL COMMON STOCKS (Cost
               $8,749,999)............................................................                          --
                                                                                                     -------------
  Preferred Stocks -- 48.10%
   Capital Equipment -- 0.00%
     933,593  MIDAS Vision Systems, Inc.,
               Series A-1.............................................................     03/03                --
                                                                                                     -------------
   Consumer Electronics -- 3.27%
   1,523,810  Gyration, Inc., Series C-2..............................................     03/03         4,000,000
                                                                                                     -------------
   Consumer Products -- 1.22%
     517,260  Senomyx, Inc., Series E.................................................     11/01         1,500,000
                                                                                                     -------------
   Enterprise Software -- 5.48%
   5,914,488  LogicLibrary, Inc., Series A............................................ 01/02 & 08/03     2,704,226
  20,000,000  ***Pilot Software Inc.,
               Series A............................................................... 05/02 & 04/03     4,000,000
                                                                                                     -------------
                                                                                                         6,704,226
                                                                                                     -------------
   Information Services -- 0.00%
       4,425  Cenquest, Inc., Series 2................................................     07/01                --
                                                                                                     -------------
   Life Sciences -- 5.15%
     647,948  Adeza Biomedical Corporation,
               Series 5...............................................................     09/01         3,000,000
   2,419,355  Ancile Pharmaceuticals, Inc.,
               Series D...............................................................     11/01                --
   1,314,285  Archemix Corporation, Series A.......................................... 08/02 & 01/03     1,314,285
     942,481  Genoptix, Inc., Series B-1..............................................     12/01         1,253,500
     826,823  Genoptix, Inc., Series B-2.............................................. 07/03 & 09/03       734,851
                                                                                                     -------------
                                                                                                         6,302,636
                                                                                                     -------------
   Medical Technology -- 4.08%
   4,166,667  Tensys Medical, Inc., Series C..........................................     03/02         5,000,000
                                                                                                     -------------
   Optical -- 8.11%
   4,330,504  LightConnect, Inc., Series B............................................     07/01           948,562
  12,292,441  LightConnect, Inc., Series C............................................     12/02           992,000
     956,234  NanoOpto Corporation, Series
               A-1.................................................................... 10/01 & 3/02        604,259
     558,295  NanoOpto Corporation, Series B..........................................     09/03           888,244
   5,333,333  OpVista, Inc., Series B.................................................     07/01         1,500,000
  12,671,059  OpVista, Inc., Series C.................................................     09/03         5,000,000
                                                                                                     -------------
                                                                                                         9,933,065
                                                                                                     -------------

     Notes to Financial Statements are an integral part of these Financial
                                  Statements.

Excelsior Venture Partners III, LLC
Portfolio of Investments October 31, 2003 -- (continued)

  Principal
Amount/Shares/                                    Acquisition
Percent Owned                                       Date##        Value (Note 1)
--------------                                ------------------- --------------
PRIVATE COMPANIES **, #, @ -- (continued)
  Common Stocks -- (continued)
   Semiconductor -- 16.18%
   3,333,333   Monterey Design Systems,
                Inc., Series 2...............        06/03         $  5,400,000
   1,538,461   NetLogic Microsystems, Inc.,
                Series D.....................        08/01            5,000,000
   1,105,949   Silverback Systems, Inc.,
                Series B-1...................        02/02              450,051
  30,927,835   Silverback Systems, Inc.,
                Series C.....................    03/03 & 09/03        3,965,564
   3,096,551   Virtual Silicon Technology,
                Inc., Series C...............        12/01            5,000,000
                                                                   ------------
                                                                     19,815,615
                                                                   ------------
   Wireless -- 4.61%
   3,766,666   Ethertronics, Inc., Series B.. 06/01, 09/02, 07/03     5,650,000
                                                                   ------------
               TOTAL PREFERRED STOCKS (Cost
                $68,844,780).................                        58,905,542
                                                                   ------------
  Notes -- 3.27%
   Enterprise Software -- 3.27%
 $ 4,000,000   ***Datanautics, Inc.,
                Convertible Promissory Note
                3%, 1/31/2004 @..............    08/03 & 09/03        4,000,000
  Life Sciences -- 0.00 %
 $   600,000   Ancile Pharmaceuticals, Inc.,
                Bridge Note 6%, 2/22/2003....        10/02                   --
 $   250,000   Ancile Pharmaceuticals, Inc.,
                Bridge Note 6%, 5/10/2003....        01/03                   --
                                                                   ------------
                                                                             --
               TOTAL NOTES (Cost $4,850,000).                         4,000,000
                                                                   ------------
  Warrants -- 0.00%
   Life Sciences -- 0.00 %
           2   Ancile Pharmaceuticals, Inc...    10/02 & 01/03               --
   Wireless -- 0.00%
     100,000   Ethertronics, Inc.............        09/02                   --
     115,000   Ethertronics, Inc.............        07/03                   --
      66,667   Ethertronics, Inc.............        08/03                   --
                                                                   ------------
                                                                             --
               TOTAL WARRANTS (Cost $0)......                                --
                                                                   ------------
               TOTAL -- PRIVATE COMPANIES
                (Cost $82,444,779)...........                        62,905,542
                                                                   ------------
PRIVATE INVESTMENT FUNDS **, # -- 2.52%
        0.40%  Advanced Technology Ventures
                VII, L.P.....................     08/01-05/03           490,904
        1.48%  Burrill Life Sciences Capital
                Fund.........................        12/02              213,442
        1.35%  CHL Medical Partners II, L.P..     01/02-07/03           410,529
        0.36%  Morgenthaler Partners VII,
                L.P..........................     07/01-09/03           740,727
        0.60%  Prospect Venture Partners II,
                L.P..........................     06/01-09/03           761,700
        2.36%  Tallwood II, L.P..............     12/02-10/03           343,464
        2.79%  Valhalla Partners, L.P........        10/03              120,000
                                                                   ------------
               TOTAL -- PRIVATE INVESTMENT
                FUNDS (Cost $3,835,428)......                         3,080,766
                                                                   ------------

     Notes to Financial Statements are an integral part of these Financial
                                  Statements.

Excelsior Venture Partners III, LLC
Portfolio of Investments October 31, 2003 -- (continued)

  Shares                                                                       Value (Note 1)
----------                                                          -          --------------
INVESTMENT COMPANIES -- 0.42%
   519,599              Dreyfus Government Cash
                         Management Fund
                         Institutional Shares (Cost
                         $519,599)............................................  $    519,599
                                                                                ------------
TOTAL INVESTMENTS (Cost $139,794,212) -- 97.58%...............................    119,500,313
OTHER ASSETS & LIABILITIES (NET) -- 2.42%.....................................      2,957,540
                                                                    -           ------------
NET ASSETS -- 100.00%.........................................................   $122,457,853
                                                                    =           ============

-------------
** Restricted as to public resale. Acquired between June 1, 2001 and October
   31, 2003. Total cost of restricted securities at October 31, 2003 aggregated $86,280,207. Total value of restricted securities owned at October 31, 2003 was $65,986,308 or 53.88% of net assets.
#  Non-income producing securities.
## Required disclosure for restricted securities only.
@ At October 31, 2003, the Company owned 5% or more of the company's outstanding voting shares thereby making the company an affiliate as defined by the Investment Company Act of 1940. Total value of affiliated securities owned at October 31, 2003 was $62,905,542.
***At October 31, 2003, the Company owned 25% or more of the company's outstanding voting shares or a controlling interest thereby making the company a controlled affiliate as defined by the Investment Company Act of 1940. Total value of controlled affiliated securities owned at October 31, 2003 was $8,000,000.

     Notes to Financial Statements are an integral part of these Financial
                                  Statements.

Excelsior Venture Partners III, LLC
Statements of Assets and Liabilities
October 31, 2003



ASSETS:
  Investments, at value (Note 1) (Cost $139,794,212)
   Unaffiliated Issuers (Cost $57,349,433)....................................... $56,594,771
   Controlled Affiliated Issuers (Cost $8,000,000)...............................   8,000,000
   Non Controlled Affiliated Issuers (Cost $74,444,779)..........................  54,905,542 $119,500,313
                                                                                  -----------
  Cash...........................................................................                3,738,154
  Interest receivable............................................................                      407
  Other receivables..............................................................                    1,945
  Prepaid insurance..............................................................                    2,992
                                                                                              ------------
   Total Assets..................................................................              123,243,811

LIABILITIES:
  Management fees payable (Note 2)...............................................                  617,322
  Professional fees payable......................................................                   66,298
  Board of Managers' fees payable (Note 2).......................................                   60,000
  Administration fees payable (Note 2)...........................................                   25,625
  Other payables.................................................................                   16,713
                                                                                              ------------
   Total Liabilities.............................................................                  785,958
                                                                                              ------------
NET ASSETS.......................................................................             $122,457,853
                                                                                              ============

NET ASSETS consist of:
  Paid-in capital................................................................             $142,751,752
  Unrealized (depreciation) on investments.......................................              (20,293,899)
                                                                                              ------------
Total Net Assets.................................................................             $122,457,853
                                                                                              ============
Units of Membership Interests Outstanding (Unlimited number of no par value units
 authorized).....................................................................                  295,210
NET ASSET VALUE PER UNIT.........................................................             $     414.82
                                                                                              ============


     Notes to Financial Statements are an integral part of these Financial
                                  Statements.

Excelsior Venture Partners III, LLC
Statement of Operations
For the Year Ended October 31, 2003




INVESTMENT INCOME:
  Interest income............................................... $    833,408
  Dividend income...............................................       11,522
                                                                 ------------
   Total Investment Income......................................      844,930
                                                                 ------------
EXPENSES:
  Management fees (Note 2)......................................    2,530,840
  Administration fees (Note 2)..................................      147,498
  Professional fees.............................................       77,463
  Insurance fees................................................       68,833
  Board of Managers' fees (Note 2)..............................       60,000
  Custodian fees................................................       21,366
  Miscellaneous fees............................................       16,068
                                                                 ------------
   Total Expenses...............................................    2,922,068
                                                                 ------------
NET INVESTMENT LOSS.............................................   (2,077,138)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: (Note 1)
  Net realized gain on investments..............................           44
  Net change in unrealized (depreciation) on investments........  (13,960,068)
                                                                 ------------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............  (13,960,024)
                                                                 ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......... $(16,037,162)
                                                                 ============


     Notes to Financial Statements are an integral part of these Financial
                                  Statements.

Excelsior Venture Partners III, LLC
Statements of Changes in Net Assets




                                                       Year Ended       Year Ended
                                                    October 31, 2003 October 31, 2002
                                                    ---------------- ----------------
OPERATIONS:
 Net investment income (loss)......................   $ (2,077,138)    $ (1,658,991)
 Net realized gain on investments..................             44              764
 Net change in unrealized (depreciation) on
   investments.....................................    (13,960,068)      (6,267,536)
                                                      ------------     ------------
   Net (decrease) in net assets resulting from
    operations.....................................    (16,037,162)      (7,925,763)
                                                      ------------     ------------
Net (decrease) in net assets.......................    (16,037,162)      (7,925,763)
NET ASSETS:
 Beginning of year.................................    138,495,015      146,420,778
                                                      ------------     ------------
 End of year.......................................   $122,457,853     $138,495,015
                                                      ============     ============


     Notes to Financial Statements are an integral part of these Financial
                                  Statements.

Excelsior Venture Partners III, LLC
Statement of Cash Flows
For the Year Ended October 31, 2003



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (Decrease) in Net Assets Resulting from Operations............................................... $(16,037,162)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
  Net change in unrealized depreciation on investments.................................................   13,960,068
  Purchase of investments..............................................................................  (25,204,380)
  Change in short-term investments.....................................................................   30,256,603
  Decrease in interest receivable......................................................................        1,526
  Decrease in other receivable.........................................................................      994,345
  Decrease in prepaid insurance........................................................................       61,791
  Decrease in management fees payable..................................................................      (79,705)
  Decrease in other expenses payable...................................................................     (214,932)
                                                                                                        ------------
   Net cash provided by operating activities...........................................................    3,738,154
                                                                                                        ------------
  Net increase in cash.................................................................................    3,738,154
Cash at beginning of year..............................................................................           --
                                                                                                        ------------
Cash at end of year.................................................................................... $  3,738,154
                                                                                                        ============


     Notes to Financial Statements are an integral part of these Financial
                                  Statements.

Excelsior Venture Partners III, LLC
Financial Highlights -- Selected Per Unit Data and Ratios



  Per Unit Operating Performance:(1)
                                                                                        April 5, 2001
                                                                                        (Commencement
                                                       Year Ended       Year Ended    of Operations) to
                                                    October 31, 2003 October 31, 2002 October 31, 2001
                                                    ---------------- ---------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...............     $ 469.14         $ 495.99         $ 500.00
Deduction of offering cost from contributions......           --               --            (4.97)
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss).....................        (7.04)           (5.62)            2.81
  Net realized and unrealized (loss) on investment
   transactions....................................       (47.28)          (21.23)           (0.20)
                                                        --------         --------         --------
   Total from investment operations................       (54.32)          (26.85)            2.61
                                                        --------         --------         --------
DISTRIBUTIONS
  Net investment income............................           --               --            (1.65)
                                                        --------         --------         --------
   Total Distributions.............................           --               --            (1.65)
                                                        --------         --------         --------
NET ASSET VALUE, END OF PERIOD.....................     $ 414.82         $ 469.14         $ 495.99
                                                        ========         ========         ========
TOTAL NET ASSET VALUE RETURN(5)....................       (11.58)%          (5.41)%           0.52%(3)
                                                        ========         ========         ========
RATIOS AND SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's)................     $122,458         $138,495         $146,421
  Ratios to Average Net Assets:
   Gross Expenses..................................         2.27%            2.43%            1.35%(2)
   Net Expenses....................................         2.27%            2.36%(4)         1.32%(2)
   Net Investment Income (Loss)....................        (1.61)%          (1.15)%           0.58%(2)
  Portfolio Turnover Rate..........................         0.00%           0.00 %           0.00 %

(1)Selected data for a unit of membership interest outstanding through each period.
(2)Annualized
(3)Not annualized
(4)Net of organization expense reversal
(5)Total investment return based on per share net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes dividends and distributions, if any, were reinvested. The Company's shares were issued in a private placement and are not traded. Therefore market value total investment return is not calculated.


     Notes to Financial Statements are an integral part of these Financial
                                  Statements.

                      EXCELSIOR VENTURE PARTNERS III, LLC

                         NOTES TO FINANCIAL STATEMENTS

                               October 31, 2003

Note 1 -- Significant Accounting Policies

   Excelsior Venture Partners III, LLC (the "Company") is a non-diversified, closed-end management investment company which has elected to be treated as a business development company or "BDC" under the Investment Company Act of 1940, as amended. The Company was established as a Delaware limited liability company on February 18, 2000. The Company commenced operations on April 5, 2001. The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members as soon as is practicable.

   As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. The Company's investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that the Investment Adviser believes offer significant long-term capital appreciation potential. Venture capital and private investment companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered.

   Costs incurred in connection with the initial offering of units totaled $1,468,218. Each member's pro rata share of these costs was deducted from his, her or its initial capital contribution.

   The following is a summary of the Company's significant accounting policies. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. Generally accepted accounting principles in the United States require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   A. Investment Valuation:

      The Company values portfolio securities quarterly and at such other times as, in the Board of Managers' view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser (as defined below) or a committee of the Board of Managers or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost.

      The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company's securities, the market prices for similar securities of comparable companies, an assessment of the investee company's future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

      The valuation of the Company's Private Investment Funds is based upon its pro-rata share of the value of the net assets of the Private Investment Fund as determined by such Private Investment Fund, in accordance with its partnership agreement, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to the Company's investments in Private Investment Funds is not available by reason of timing or other event on the valuation date, or are deemed to be unreliable by the Investment Adviser, the Investment Adviser, under supervision of the Board of Managers, shall determine such value based on its judgment of fair value on the appropriate date, less applicable charges, if any.

      At October 31, 2003, market quotations were not readily available for securities valued at $65,986,308 or 53.88% of net assets. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   B. Security transactions and investment income:

      Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   C. Income taxes:

      Under current law and based on certain assumptions and representations, the Company intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Company will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Company items of income, gain, loss, deduction and expense.

      In accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, "Audits of Investment Companies", the Company reclassified ($3,392,437) and $7,407 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to paid-in capital, the amounts of taxable income or loss that have been allocated to the members and had no effect on net assets.

      The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2003, the Company has not received information to determine the tax cost of the Private Investment Funds as of October 31, 2003. The cost basis for federal tax purposes of the Company's other investments is $135,958,784, and those investments had net depreciation on a tax basis at October 31, 2003 of $19,539,237, consisting of gross appreciation of $6,506,176 and gross depreciation of $26,045,413.

   D. Dividends to members:

      The Company will distribute all cash that the Investment Adviser does not expect to use in the operation of the Company. Due to the nature of the Company's investments, investors should not expect distributions of cash or property during the first several years of the Company's operations.

Note 2 -- Investment Advisory Fee, Administration Fee and Related Party Transactions

   Prior to June 1, 2003, and pursuant to an Investment Advisory Agreement (the "Agreement"), U.S. Trust Company served during the reporting period as the Investment Adviser to the Company pursuant to an Investment Advisory Agreement with the Company. Under the Agreement for the services provided, the Investment Adviser is entitled to receive a management fee at an annual rate equal to 2.00% of the Company's average quarterly net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. Prior to June 1, 2003, and pursuant to sub-advisory agreements among the Company, U.S. Trust Company, United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company, N.A., U.S. Trust NY and U.S. Trust Company, N.A. served as the investment sub-advisers to the Company and received an investment management fee from the Investment Adviser. As of October 31, 2003, $617,322 was payable to the Investment Adviser.

   In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company's cumulative realized capital gains on Direct Investments, net of cumulative realized capital losses and current net unrealized capital depreciation on all of the Company's investments and cumulative net expenses of the Company. Direct Investments means Company investments in domestic and foreign companies in which the equity is closely held by company founders, management, and/or a limited number of institutional investors and negotiated private investments in public companies. The Incentive Carried Interest will be determined annually as of the end of each calendar year. As of, and for the year ended, October 31, 2003, there was no Incentive Carried interest earned by the Investment Adviser.

   U.S. Trust NY is a New York state-chartered bank and trust company and a member of the Federal Reserve System. Effective June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A., a nationally chartered bank. Pursuant to an assumption agreement dated June 1, 2003, U.S. Trust Company, N.A. has assumed the duties and obligations of U.S. Trust Company under the Agreement. As a result, U.S. Trust Company, N.A., acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, serves as Investment Adviser to the Company with U.S.

Trust NY, acting through its registered investment advisory division, U.S. Trust--New York Asset Management Division, serving as a sub-investment adviser. The merger has no impact on the management or operations of the investment advisory functions performed for the Company, and does not constitute a change in control. U.S. Trust NY and U.S. Trust Company, N.A. are each a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is an indirect wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

   Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PFPC Inc. ("PFPC"), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Company's custodian. In consideration for its services, the Company (i) pays PFPC a variable fee between 0.105% and 0.07%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $15,000 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses.

   Charles Schwab & Co., Inc. (the "Distributor"), the principal subsidiary of Schwab, serves as the Company's distributor for the offering of units. The Investment Adviser paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from the offering.

   Each member of the Board of Managers receives $7,000 annually, $2,000 per meeting attended and is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Company receives any compensation from the Company.

   As of October 31, 2003, Excelsior Venture Investors III, LLC had an investment in the Company of $77,740,266. This represents an ownership interest of 63.48% in the Company.

Note 3 -- Purchases and Sales of Securities

   Excluding short-term investments, the Company had $25,204,380 in purchases and $0 in sales of securities for the year ended October 31, 2003.

Note 4 -- Commitments

   As of October 31, 2003, the Company had outstanding investment commitments totaling $19,164,574.

Note 5 -- Transactions with Affiliated Companies

   An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividend or interest income from affiliated companies during the period ended October 31, 2003. Transactions with companies, which are or were affiliates were as follows:

                                                                           For the Year Ended October 31, 2003
-                                                                        ---------------------------------------
                               Shares/Principal                                                 Shares/Principal
                                Amount Held at              Purchases /    Sale/                 Amount Held at
                                 October 31,    October 31,  Conversion  Conversion  Realized     October 31,    October 31, 2003
Name of Investment                   2002       2002 Value  Acquisitions  Proceeds  Gain (Loss)       2003        Value (Note 1)
------------------             ---------------- ----------- ------------ ---------- ----------- ---------------- ----------------
Controlled Affiliates
Pilot Software Inc., Series A
 Preferred....................    15,000,000    $3,000,000   $1,000,000  $       -- $        --    20,000,000       $4,000,000
Datanautics, Inc., Promissory
 Note 3.00%...................            --            --    4,000,000          --          --     4,000,000        4,000,000
                                  ----------    ----------   ----------  ---------- -----------    ----------       ----------
  Total Controlled Affiliates.                  $3,000,000   $5,000,000  $       -- $        --                     $8,000,000

Non Controlled Affiliates
Adeza Biomedical Corp., Series
 5 Preferred..................       647,948    $3,000,000   $       --  $       -- $        --       647,948       $3,000,000
Ancile Pharmaceuticals, Inc.,
 Series D Preferred...........     2,419,355     3,000,000           --          --          --     2,419,355               --
Ancile Pharmaceuticals, Inc.,
 Bridge Notes 6%..............       600,000       600,000      250,000          --          --       850,000               --
Ancile Pharmaceuticals, Inc.,
 Warrant......................             1            --           --          --          --             2               --
Archemix Corporation, Series A
 Preferred....................       628,571       628,571      685,714          --          --     1,314,285        1,314,285
Cenqest, Inc., Series 1.......    44,247,788            --           --   2,000,000          --            --               --
Cenqest, Inc., Series 2.......            --            --    2,000,000          --          --         4,425               --
Ethertronics Inc., Series B
 Preferred....................     3,099,999     4,650,000    1,000,000          --          --     3,766,666        5,650,000
Ethertronics Inc., Warrant....       115,000            --           --          --          --       281,667               --
Genoptix, Inc., Bridge Note
 6%...........................            --            --      443,787     443,787          --            --               --
Genoptix, Inc., Series B
 Preferred....................     1,879,699     2,500,000           --   2,500,000          --            --               --
Genoptix, Inc., Series B-1
 Preferred....................            --            --    2,500,000          --          --       942,481        1,253,500
Genoptix, Inc., Series B-2
 Preferred....................            --            --      734,851          --          --       826,823          734,851
Genoptix, Inc., Common
 Stock........................            --            --           --          --          --        46,860               --
Gyration, Inc., Series C-2
 Preferred....................            --            --    4,000,000          --          --     1,523,810        4,000,000
LightConnect, Inc., Series B
 Preferred....................     4,330,504       948,563           --          --          --     4,330,504          948,562
LightConnect, Inc., Series C
 Preferred....................            --            --      992,000          --          --    12,292,441          992,000
LogicLibrary, Inc., Series A
 Preferred....................     4,374,256     2,000,000      704,225          --          --     5,914,488        2,704,226
MIDAS Vision Systems, Inc.,
 Series A-1 Preferred.........            --            --    1,054,960          --          --       933,593               --

                                                                         For the Year Ended October 31, 2003
-                                                                      ----------------------------------------
                             Shares/Principal                                                  Shares/Principal
                              Amount Held at              Purchases /    Sale/                  Amount Held at
                               October 31,    October 31,  Conversion  Conversion   Realized     October 31,    October 31, 2003
Name of Investment                 2002       2002 Value  Acquisitions  Proceeds   Gain (Loss)       2003        Value (Note 1)
------------------           ---------------- ----------- ------------ ----------- ----------- ---------------- ----------------
MIDAS Vision Systems, Inc.,
 Series C Preferred.........    15,739,638    $ 4,000,000 $        --  $ 4,000,000 $        --            --      $        --
MIDAS Vision Systems, Inc.,
 Common Stock...............            --             --   4,000,000           --          --       157,396               --
Monterey Design Systems,
 Inc., Series 1 Preferred...     7,089,552      4,750,000          --    4,750,000          --            --               --
Monterey Design Systems,
 Inc., Common Stock.........            --             --   4,750,000           --          --       708,955               --
Monterey Design Systems,
 Inc., Series 2 Preferred...            --             --   3,000,000           --          --     3,333,333        5.400,000
NanoOpto Corp., Series A-1
 Preferred..................       956,234      2,231,212          --           --          --       956,234          604,259
NanoOpto Corp., Series B
 Preferred..................            --             --     237,499           --          --       558,295          888,244
NetLogic Microsystems, Inc.,
 Series D Preferred.........     1,538,461      5,000,000          --           --          --     1,538,461        5,000,000
OpVista, Inc., Series B
 Preferred..................     5,333,333      4,000,000          --           --          --     5,333,333        1,500,000
OpVista, Inc., Series C
 Preferred..................            --             --   2,500,000           --          --    12,671,059        5,000,000
Senomyx, Inc., Series E
 Preferred..................       517,260      1,500,000          --           --          --       517,260        1,500,000
Silverback Systems, Inc.,
 Series B Preferred.........     2,211,898      1,415,614          --    1,415,614          --            --               --
Silverback Systems, Inc.,
 Series B-1 Preferred.......            --             --   1,415,614           --          --     1,105,949          450,051
Silverback Systems, Inc.,
 Series C Preferred.........            --             --   3,010,133           --          --    30,927,835        3,965,564
Tensys Medical, Inc., Series
 C Preferred................     4,166,667      5,000,000          --           --          --     4,166,667        5,000,000
Virtual Silicon Technology,
 Inc., Series C Preferred...     3,096,551      5,000,000          --           --          --     3,096,551        5,000,000
                                              ----------- -----------  ----------- -----------                    -----------
  Total Non Controlled
   Affiliates...............                  $50,223,960 $33,278,783  $15,109,401 $        --                    $54,905,542
                                              =========== ===========  =========== ===========                    ===========

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Members and Board of Managers
Excelsior Venture Partners III, LLC

   We have audited the accompanying statement of assets and liabilities of Excelsior Venture Partners III, LLC (the "Company"), including the portfolio of investments, as of October 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian, the general partners of the private investment funds and the private companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC at October 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
December 22, 2003

Excelsior Venture Partners III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Company is set forth below.

                                                                                                           Number of
                                                                                                           Portfolios
                                       Term of                                                             in Fund
                          Position(s)  Office and                                                          Complex
                          Held with    Length of                                                           Overseen
Name, Address and Age     the Company  Time Served Principal Occupation During Past Five Years             by Manager
---------------------     ------------ ----------- ------------------------------------------------------- ----------

                                               Disinterested Managers

Mr. Gene M. Bernstein, 56 Manager and     Since    Director of NIC Holding Corp; Dean of the                   5
United States Trust       Member         Company   Skodneck Business Development Center at Hofstra
  Company of New York     of the Audit  inception  University from 2000-2001; prior to that Mr.
114 West 47th Street      and                      Bernstein was President and Vice Chairman at
New York, NY 10036        Valuation                Northville Industries, a petroleum marketing,
                          Committees               distribution, trading and storage company and
                                                   wholly-owned subsidiary of NIC Holding Corp. Mr.
                                                   Bernstein serves as a director or manager of UST
                                                   Private Equity Investors Fund, Inc., Excelsior Private
                                                   Equity Fund II, Inc., Excelsior Venture Partners III,
                                                   LLC, Excelsior Venture Investors III, LLC and the
                                                   Excelsior Directional Hedge Fund of Funds, LLC.

Mr. Victor F. Imbimbo, 51 Manager and     Since    Since October 2002, Mr. Imbimbo has been head of            5
United States Trust       Member         Company   healthcare marketing in the United States for TBWA,
  Company of New York     of the Audit  inception  a global marketing agency. Prior to this, he was with
114 West 47th Street      and                      Bedrock Communications, Inc., a consulting
New York, NY 10036        Valuation                company addressing the merger of traditional and
                          Committees               digital communications solutions. Mr. Imbimbo
                                                   serves as a director or manager of UST Private Equity
                                                   Investors Fund, Inc., Excelsior Private Equity Fund II,
                                                   Inc., Excelsior Venture Partners III, LLC, Excelsior
                                                   Venture Investors III, LLC and the Excelsior
                                                   Directional Hedge Fund of Funds, LLC.

Mr. Stephen V. Murphy, 58 Manager and     Since    President of S.V. Murphy & Co., an investment               5
United States Trust       Member         Company   banking firm. Mr. Murphy serves as a director or
  Company of New York     of the Audit  inception  manager of UST Private Equity Investors Fund, Inc.,
114 West 47th Street      and                      Excelsior Private Equity Fund II, Inc., Excelsior
New York, NY 10036        Valuation                Venture Partners III, LLC, Excelsior Venture
                          Committees               Investors III, LLC and the Excelsior Directional
                                                   Hedge Fund of Funds, LLC.

                                                 Interested Manager

Mr. John C. Hover II, 60  Manager and     Since    Executive Vice President of U.S. Trust (retired since       4
United States Trust       Chairman of    Company   1998). Mr. Hover serves as chairman of the board of
  Company of New York     the Board     inception  directors or managers of UST Private Equity Investors
114 West 47th Street                               Fund, Inc., Excelsior Private Equity Fund II, Inc.,
New York, NY 10036                                 Excelsior Venture Partners III, LLC and Excelsior
                                                   Venture Investors III, LLC.

Mr. Hover is considered an "interested person", as defined by the 1940 Act, of the Company due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

None of the Company's managers serves as a director for any public company outside the Fund Complex.

Excelsior Venture Partners III, LLC

Fund Management (Unaudited)

Information pertaining to the officers of the Company is set forth below.

                              Position(s) Held
                              with the           Length of
Name, Address and Age         Company            Time Served  Principal Occupation During Past Five Years
---------------------         ------------------ ------------ -----------------------------------------------------------
Mr. Robert Aufenanger, 50     Treasurer          Since April, Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr.
U.S. Trust Company                                   2003      Aufenanger worked as a consultant to various clients in
225 High Ridge Road                                            the fund industry and prior to this was Chief Financial
Stamford, CT 06905                                             Officer for Icon Holdings Corp.
Ms. Cynthia Englert, 39       Chief                 Since     Vice President, U.S. Trust; prior to U.S. Trust, Ms.
U.S. Trust Company            Administrative      September,   Englert held positions in finance at Whitney & Co. and
225 High Ridge Road           Officer and            2001      Greenwich Capital Markets, Inc.
Stamford, CT 06905            Secretary
Mr. David I. Fann, 39         President and         Since     Managing Director, U.S. Trust
U.S. Trust Company, N.A.      Co-Chief             Company
5 Palo Alto Square, 9th Floor Executive           inception
3000 Camino Real              Officer
Palo Alto, CA 94306
Mr. Lee A. Gardella, 36       Senior Vice           Since     Senior Vice President, U.S. Trust
U.S. Trust Company            President            Company
225 High Ridge Road                               inception
Stamford, CT 06905
Mr. Douglas A. Lindgren, 42   Co-Chief              Since     Managing Director, U.S. Trust
U.S. Trust Company            Executive Officer    Company
225 High Ridge Road           and Chief           inception
Stamford, CT 06905            Investment Officer
Mr. Raghav V. Nandagopal, 41  Senior Vice           Since     Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr.
U.S. Trust Company            President            Company     Nandagopal held positions at McKinsey & Company
225 High Ridge Road                               inception    and AT&T Capital
Stamford, CT 06905
Mr. James F. Rorer, 33        Vice President        Since     Vice President, U.S. Trust; prior to U.S. Trust, Mr. Rorer
U.S. Trust Company                                 Company     worked at Bain & Company
225 High Ridge Road                               inception
Stamford, CT 06905

All officers of the Company are employees and/or officers of the Managing Investment Adviser.

Officers of the Company are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Company and is available, without charge, upon request by calling (302) 791-2220.

Item 2. Code of Ethics.

As of the end of the period, October 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, the principal financial officer and any other officers who serve a similar function. A copy of the code of ethics is filed as Exhibit 10(a)(1) to this Form N-CSR. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from the provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

Stephen Murphy is the audit committee financial expert and is "independent," pursuant to the general instructions on Form N-CSR Item 3.

Item 4. Principal Accountant Fees and Services.

Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Exhibit "Proxy Voting Policy".

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) It is the conclusion of the persons that perform similar functions as registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures have been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the persons that perform similar functions as registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a)(1) Code of Ethics is attached as EX-99.CODE ETH.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment comopany Act of 1940, are attached as Exhibit 99.CERT.

(b) Certifications for the registrant's principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment comopany Act of 1940, are attached as Exhibit 99.906. CERT

(c)    Proxy Voting Policy is attached as EX-99.10C

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Excelsior Venture Investors III, LLC


By (Signature and Title)   /s/ David I. Fann
                         -------------------------------
                           David I. Fann
                           Co-Chief Executive Officer
                           (principal executive officer)


Date: January 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ Douglas A. Lindgren
                         -------------------------------
                           Douglas A. Lindgren
                           Co-Chief Executive Officer
                           (principal executive officer)


Date: January 7, 2004


By (Signature and Title)   /s/ Robert F. Aufenanger
                         -------------------------------
                           Robert F. Aufenanger
                           Treasurer
                           (principal financial officer)


Date: January 7, 2004